EXHIBIT 10.5

                         THIRD ADDENDUM TO OFFICE LEASE

      THIS THIRD ADDENDUM TO LEASE (the "Third Addendum"), dated October l, 1999, is made by and between DOUGLAS EMMETT JOINT VENTURE, a California general partnership, as predecessor-in-interest to Pinkwood Properties Corp., a New York corporation ("Landlord"), with offices at 12121 Wilshire Boulevard, Suite 600, Los Angeles, California 90025, and GRAND HAVANA ENTERPRISES, INC., a Delaware corporation (formerly known as United Restaurants, Inc.) ("Tenant"), with offices at 301 North Canon Drive, Suite R-01, Beverly Hills, California 90210.

WHEREAS,

      A. Landlord, pursuant to the provisions of that certain written Office Lease, dated July 1, 1994, as amended by the First Addendum to Office Lease, dated October 10, 1994, and as amended by the Second Addendum to Office Lease, dated November 23, 1994 (collectively, the "Lease"), leased to Tenant and Tenant leased from Landlord space in the property located at 301 North Canon Drive, Beverly Hills, California 90210 (tile "Building"), commonly known as Suites R-01 and R-01A (the "Premises");

      B. The Term of said Lease expires November 30, 1999, which Term Landlord and Tenant wish to hereby extend;

      C. Landlord and Tenant, for their mutual benefit, wish to revise certain other covenants and provisions of this Lease.

NOW, THEREFORE, IN CONSIDERATION of the covenants and provisions contained herein, and other good and valuable consideration, the sufficiency of which Landlord and Tenant hereby acknowledge, Landlord and Tenant agree:

1.    CONFIRMATION  OF  DEFINED  TERMS.   Unless  modified  herein,   all  terms
      previously defined and capitalized in the Lease shall hold the same meaning for the purposes of this Third Addendum.

2. EXTENSION OF TERM. The Term is hereby extended five (5) years (the "Extended Term"), from and including December 1, 1999, through and including November 30, 2004 (the "Termination Date").

3. REVISION IN MONTHLY BASE RENT. Tenant acknowledges and agrees that, commencing December 1, 1999, and continuing through November 30, 2000, Tenant shall pay the Monthly Base Rent of $23,309.65 per month.

            Commencing December 1, 2000, and continuing through November 30, 2001, the Monthly Base Rent payable by Tenant shall increase from $23,309.65 per month to $24,008.94 per month;

            Commencing December 1, 2001, and continuing through November 30, 2002, the Monthly Base Rent payable by Tenant shall increase from $24,008.94 per month to $24,729.21 per month;

            Commencing December 1, 2002, and continuing through November 30, 2003, the Monthly Base Rent payable by Tenant shall increase from $24,729.21 per month to $25,471.08 per month; and

            Commencing December 1, 2003, and continuing throughout the remainder of the Extended Term, the Monthly Base Rent payable by Tenant shall increase from $25,471.08 per month to $26,235.22 per month.

4. REVISION OF BASE YEAR. Effective as of December 1, 1999, the Base Year for Tenant's payment of increases in (i) Operating Costs (as defined in Section 3.A.(ii) of the Lease) for the retail space Operating Cost pool, and (ii) Taxes (as defined in Section 3.A.(i) of the Lease) for the Project, shall be changed to calendar year 2000. With respect only to Operating Costs, the amounts payable by Tenant under Section 3 of the Lease for each calendar year commencing with calendar year 2002 shall not exceed by more than ten percent (10%) the amounts payable by Tenant thereunder for the immediately preceding calendar year, exclusive of increases in insurance premiums.

5. ACCEPTANCE OF PREMISES AND COMPLETION OF IMPROVEMENTS. Tenant acknowledges that it has been in possession of the Premises for over five (5) years; has failed to make any claim against Landlord for the repair of latent defects in the Premises; and has made its own inspection of and inquiries regarding the Premises, which are already improved. Therefore, Tenant
      accepts  the  Premises  in  their  "as-is"   condition.   Tenant  further
      acknowledges that Landlord has made no representation or warranty, express or implied, except as are contained in this Lease and its Exhibits, regarding the condition, suitability or usability of the Premises or the Building for the purposes intended by Tenant.

6. LETTER OF CREDIT. Concurrently with Tenant's execution and delivery of this Third Addendum, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under the Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, an irrevocable and unconditional negotiable letter of credit (the "LETTER OF CREDIT"), in the form and containing the terms required herein, payable in the County of Los Angeles, California, running in favor of Landlord, issued by a solvent bank under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association, in the amount of Sixty Thousand Dollars ($60,000.00) ("LC AMOUNT"). The Letter of Credit shall be
      (i) at sight and irrevocable, (ii) subject to the terms of this Section 6, maintained in effect, whether through replacement, renewal or extension, for the entire period from the date of execution of this Third Addendum to Lease through the scheduled expiration of the Extended Term ("LEASE EXPIRATION DATE") and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least fifteen (Ii) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (iii) subject to the Uniform Customs and

                                     -----------  -----------  -------   -------
                                       Initial      Initial    Initial   Initial

      Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, and (iv) fully assignable by Landlord in connection with a transfer of Landlord's interest in this Lease and permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's reasonable discretion, and shall provide, among other things, in effect that: (A) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) written statement that such amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (B) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (C) in the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable) to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new landlord.

            If, as a result of any application or use by Landlord of all or any part of the Letter of Credit (or any "Cash Collateral" as that term is defined below), the amount of the Letter of Credit and Cash Collateral shall collectively be less than the LC Amount, Tenant shall, within ten
      (10) days thereafter, provide Landlord with either (i) cash (the "CASH COLLATERAL") to be held and applied by Landlord as collateral in the same manner as if Landlord held such amount as part of the Letter of Credit, or
      (ii) additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount of the LC Amount) and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 6, and if Tenant fails to comply with the foregoing, the same shall constitute an uncurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or Cash Collateral, as the case may be, or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Lease Expiration Date, Landlord will accept Cash Collateral, a renewal letter of credit or substitute letter of credit (such renewal or substitute letter of credit or Cash Collateral to be in effect and delivered to Landlord, as applicable, not later than fifteen (15) days prior to the expiration of the Letter of Credit), which with respect to any letter of credit shall be irrevocable and automatically renewable as above provided through the Lease Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its reasonable discretion. However, if Cash Collateral is not timely delivered or the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit and/or the Cash Collateral in the amount and in accordance with the terms set forth in this Section 6, Landlord shall have the right to present the Letter of Credit to the Bank in a accordance with the terms of this
      Section 6, and the entire sum evidenced thereby shall be paid to and held by Landlord as Cash Collateral for performance of all of Tenant's obligations under the Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease.

            If there  shall  occur a  default  under  the  Lease as set forth in
      Section 20 of the Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit and/or utilize the Cash Collateral, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of the Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner.

            Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or Cash Collateral be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a "security deposit" within the meaning of such
      Section 1950.7. The parties hereto (A) recite that the Letter of Credit and/or Cash Collateral, as the case may be, is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("SECURITY DEPOSIT LAWS") shall have no applicability or relevancy thereto and (B) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

7. WARRANTY OF AUTHORITY. If Landlord or Tenant signs as a corporation or a partnership, each of the persons executing this Third Addendum on behalf of Landlord of tenant hereby covenants and warrants that the corporation executing hereinbelow is a duly authorized and existing entity that is qualified to do business in California; that the person(s) signing on behalf of either Landlord or Tenant have full right and authority to enter into this Third Addendum; and that each and every person signing on behalf of either Landlord or Tenant are authorized in writing to do so.


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                                       Initial      Initial    Initial   Initial

            If either signatory hereto is a corporation, the person(s) executing on behalf of said entity shall affix the appropriate corporate seal to each area in the document where request therefor is noted, and the other party shall be entitled to conclusively presume that by doing so the entity for which said corporate seal has been affixed is attesting to and ratifying this Third Addendum.

8. BROKER REPRESENTATION. Landlord and Tenant represent to one another that it has dealt with no broker in connection with this Lease other than DOUGLAS, EMMETT & COMPANY. Landlord and Tenant shall hold one another harmless from and against any and all liability, loss, damage, expense, claim, action, demand, suit or obligation arising out of or relating to a breach by the indemnifying party of such representation. Landlord agrees to pay all commissions due to the brokers listed above created by Tenant's execution of this Amendment.

9. SUCCESSORS AND HEIRS. The provisions of this Third Addendum shall inure to the benefit of Landlord's and Tenant's respective successors, assigns, heirs and all persons claiming by, through or under them.

10. CONFIDENTIALITY. Landlord and Tenant agree that the covenants and provisions of this Third Addendum shall not be divulged to anyone not directly involved in the management, administration, ownership, lending against, or subleasing of the, other than Tenant's or Landlord's counsel-of-record or leasing or sub-leasing broker of record.

11. SUBMISSION OF DOCUMENT. No expanded contractual or other rights shall exist between Landlord and Tenant with respect to the, as contemplated under this Third Addendum, until both Landlord and Tenant have executed and delivered this Third Addendum, whether or not any additional rental or security deposits have been received by Landlord, and notwithstanding that Landlord has delivered to Tenant an unexecuted copy of this Third Addendum.

            The submission of this Third Addendum to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or an option for the Tenant to lease, or otherwise create any interest by Tenant in, any portion of the Building other than the Premises. Execution of this Third Addendum by Tenant and its return to Landlord shall not be binding upon Landlord, notwithstanding any time interval, until Landlord has in fact executed and delivered this Third Addendum to Tenant.

12. DISCLOSURE. Landlord and Tenant acknowledge that principals of Landlord have a financial interest in Douglas Emmett Realty Advisors, Douglas Emmett & Company, and P.L.E. Builders.

13. GOVERNING LAW. The provisions of this Third Addendum shall be governed by the laws of the State of California.

14. REAFFIRMATION. Landlord and Tenant acknowledge and agree that the Lease, as amended herein, constitutes the entire agreement by and between Landlord and Tenant, and supersedes any and all other agreements written or oral between the parties hereto. Furthermore, except as modified herein, all other covenants and provisions of the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this document as of the day and year written below.

LANDLORD:                                     TENANT:

DOUGLAS EMMETT JOINT VENTURE,                 GRAND HAVANA ENTERPRISES, INC.,
a California general partnership              a Delaware corporation

By: DOUGLAS, EMMETT & COMPANY,
    its agent                                 By: /s/ Stanley Shuster
                                                  ------------------------------
                                              Signer's Name: Stanley Shuster
By: /s/ Kenneth Panzer                                       -------------------
    ----------------------                    |X| President
    Kenneth Panzer                            |_| Vice President or
                                              |_| Chief Executive Officer
Dated: 10/21/99
      -------------------                            (Check Title Above)
                                                             AND


                                             By:
                                                --------------------------------
                                             Signer's Name:
                                                           ---------------------
                                             |_|  Secretary   |_|  Treasurer or
                                             |_|  Chief Financial Officer

                                                     (Check Title Above)


                                                  AFFIX CORPORATE SEAL HERE


                                              Dated:
                                                    ----------------------------


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